EXPLANATORY NOTE

The sole purpose of this filing is to file as an exhibit to the Trust’s registration statement, supplemental risk/return information in interactive data format for the following series of the Trust: City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund.

Bingham McCutchen LLP
2020 K Street, NW
Washington, DC 20006-1806
Tel: 202.373.6000
Fax: 202.373.6001
www.bingham.com

September 27, 2013

VIA EDGAR

US Securities and Exchange Commission
100 F Street, NE
Washington, DC  20549

Re:	City National Rochdale Funds (File Nos. 333-16093 and 811-07923)
Filing Pursuant to Rule 497 under the Securities Act of 1933

Ladies and Gentlemen:

On behalf of our client, City National Rochdale Funds (the “Trust”), we are filing, pursuant to Rule 497 under the Securities Act of 1933, revised risk/return summary information interactive data format for the following series of the Trust: City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund.

Please contact me at (202) 373-6046 with your questions or comments.

Sincerely,

/s/ Amanda R. Goodhart
Amanda R. Goodhart